EXHIBIT 10.26
-------------



                 WAIVER AND EIGHTH AMENDMENT TO CREDIT AGREEMENT

      THIS WAIVER AND EIGHTH AMENDMENT TO CREDIT AGREEMENT ("Eighth Amendment") dated as of February 28, 2000 is by and among BALDWIN PIANO & ORGAN COMPANY, a Delaware corporation, (hereinafter, together with its successors in title and assigns called "Borrower" or "Baldwin"), FIFTH THIRD BANK, an Ohio banking corporation, as Agent (in such capacity, the "Agent"), FIFTH THIRD BANK ("Fifth Third"), as a Lender, and BANK ONE, INDIANA, N.A., formerly known as NBD BANK, N.A., a national banking association, ("Bank One") as a Lender, (Fifth Third and Bank One are hereinafter collectively the "Lenders" and each individually a "Lender").

                              PRELIMINARY STATEMENT
                              ---------------------

      WHEREAS, Borrower, Agent and Lenders have entered into a Credit Agreement dated as of October 16, 1997, as amended by a First Amendment dated as of October 16, 1997, a Second Amendment dated as of April 27, 1998, a Third Amendment dated June 19, 1998, a Fourth Amendment dated September 21, 1998, a Fifth Amendment dated January 29, 1999, and a Sixth Amendment dated July 15, 1999, and a Waiver and Seventh Amendment dated December 3, 1999 (collectively, the "Credit Agreement"); and

      WHEREAS, Borrower has requested Agent and Lenders to make various revisions to the Credit Agreement as set forth herein; and

      WHEREAS, Borrower, Agent and Lenders now wish to amend the Credit Agreement in accordance with the terms and provisions hereof;

      NOW, THEREFORE, the parties hereto agree to supplement and amend the Credit Agreement upon such terms and conditions as follows:

      1. CAPITALIZED TERMS. All capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement unless the context hereof requires otherwise. Any definitions as capitalized terms set forth herein shall be deemed incorporated into the Credit Agreement as amended by this Eighth Amendment.

      2. EXHIBITS. Effective immediately upon consummation of the Sale (as defined in Section ), the following Exhibits to the Credit Agreement shall be amended in their entirety to read as the corresponding Exhibits to this Eighth
Amendment:

            (a)    Exhibit C Form of Borrowing Base Certificate

      3. Effective immediately upon consummation of the Sale (as defined in Section 7), Section 3.1 of the Credit Agreement shall be amended to read in its entirety as follows:

            "Section 3.1. TOTAL CREDIT FACILITY. In consideration of Baldwin's payment and performance of its Obligations and subject to the terms and conditions contained in this Credit Agreement, the Lenders agree to provide, and Baldwin agrees to accept, an aggregate credit facility of up to (i) Twenty Million and 00/100 Dollars ($20,000,000.00) on or before March 29, 2000 and (ii) Seventeen Million and 00/100 Dollars ($17,000,000.00) after March 29, 2000 (the "TOTAL CREDIT"), subject to the terms and conditions hereof (the "CREDIT FACILITY"). No Loans need be made by the Lenders if Baldwin is in Default or if there exists any Unmatured Default (and such Default or Unmatured Default has not been waived by Agent and Lenders). This is an agreement regarding the extension of credit, and not the provision of goods or services."

      4. ELIGIBLE ACCOUNTS AND ELIGIBLE INVENTORY. Effective immediately upon consummation of the Sale (as defined in Section ), Section 3.2(a)(i) and Section 3.2(a)(ii) of the Credit Agreement shall be amended in their entirety to read as follows:

                  "(i) ELIGIBLE ACCOUNTS. On receipt of each Borrowing Base
            Certificate, in the form of Exhibit C, together with such supporting information as Agent may require from time to time (the "BORROWING BASE CERTIFICATE"), Agent will credit Baldwin with the lesser of: (i) seventy-five percent (75%) of the net amount of the Eligible Accounts which are, absent error or other discrepancy, listed in such Borrowing Base Certificate ("ELIGIBLE ACCOUNT Availability"); and (ii) Eight Million Five Hundred Thousand and 00/100 Dollars ($8,500,000.00). For purposes hereof, the net amount of Eligible Accounts at any time shall be the face amount of such Eligible Accounts LESS any and all returns, discounts (which may, at Agent's option, be calculated on shortest terms), credits, rebates, allowances, or excise taxes of any nature at any time issued, owing, claimed by Account Debtors, granted, outstanding, or payable in connection with such Accounts at such time.

                  (ii) ELIGIBLE INVENTORY. On receipt of each Borrowing
            Base Certificate, Agent will credit Baldwin with the lesser of: (i) sixty-five percent (65%) of the Value of Eligible Inventory which is, absent error or other discrepancy, listed in such Borrowing Base Certificate, and (ii) Seventeen Million and 00/100 Dollars ($17,000,000.00)."

      5. LETTERS OF CREDIT. Effective immediately upon consummation of the Sale (as defined in Section ), Article 4 of the Credit Agreement shall be amended to add Section 4.9 to read in its entirety as follows:

            "Section 4.9 REQUIREMENTS AFTER TERMINATION OF AGREEMENT.
      Upon termination of the Agreement, whether at stated maturity or by acceleration, Borrower shall deposit in a non-interest bearing, blocked deposit account at Fifth Third Bank to which only the Agent will have access (the "LOC Account"), and Agent is hereby authorized to draw, advance or disburse under the Agreement, a sum in immediately available funds equal to the aggregate amount of all of the issued and outstanding Letters of Credit. The LOC Account will secure solely Borrower's obligations under the Letters of Credit and Borrower hereby grants to Agent, for the benefit of the Lenders, a security interest in such funds and the LOC Account and all interest, income, proceeds, investments and reinvestments thereof. Borrower agrees that after the termination of the Notes, Agent is hereby authorized to liquidate such account (or any part thereof) and apply the proceeds as reimbursement for the amount of such drawing or payment under or with respect to the Letters of Credit. The LOC Account shall continue until such time as the Letters of Credit shall expire or have been terminated . At such time, any part of the funds remaining in the Account shall be remitted to Borrower and discharged from the security interest granted hereby. Notwithstanding the foregoing provisions of this Section 4.9, Borrower shall not be required to establish the LOC Account or deposit funds therein upon termination of this Agreement with respect to any issued and outstanding Letter of Credit that is secured by a letter of credit from another financial entity reasonably acceptable to Lenders (it being understood that General Electric Capital Corporation or First Union National Bank, or affiliates of either such entity which issue letters of credit in the ordinary course of business, are acceptable to Lenders)."

      6. CONTINUATION OF WAIVER. (a) The Agent and the Lenders hereby consent to waive the application of Section 10.3(a)(iv) of the Credit Agreement solely as it relates to the four quarter period ending September 30, 1999; PROVIDED, HOWEVER, that this waiver shall expire on the earlier of (i) March 29, 2000 and
(ii) the date on which good faith negotiations between Borrower and General Electric Capital Corporation for the refinancing of the Loan shall cease.

            (b) The Agent and the Lenders hereby consent to waive the application of Section 10.3(a)(iv) of the Credit Agreement solely as it relates to the four quarter period ending December 31, 1999; PROVIDED, HOWEVER, that this waiver shall expire on the earlier of (i) March 29, 2000 and (ii) the date on which good faith negotiations between Borrower and General Electric Capital Corporation for the refinancing of the Loan shall cease.

      7.    SALE OF KAC AND SIGNATURE LEASING COMPANY. The Agent and the
Lenders hereby consent to the sale by Borrower of all of the stock of (i) Keyboard Acceptance Corporation (f/k/a BPO Finance Corporation) a Delaware corporation and a subsidiary of Borrower, and (ii) Signature Leasing Company, an Ohio corporation and a subsidiary of Borrower, pursuant to that Stock Purchase Agreement between Borrower and Duetsche Financial Services Corporation and dated as of December 8, 1999 (the "Sale"); PROVIDED, HOWEVER, that the proceeds of the Sale shall first be applied in the inverse order of maturity to the payment of the remaining installments on the Term Loan, and at any time after the Term Loan shall have been repaid in full, such proceeds shall be applied in repayment of the Loan. For purposes of this Section , "Term Loan" shall mean the Obligations as defined in the Amended and Restated Term Loan Agreement dated as of May 15, 1998, by and among Borrower, Agent and the Lenders thereto, as amended by the First Amendment thereto dated as of July 15, 1999 and the Waiver and Second Amendment thereto dated as of December 3, 1999.

      8. REAFFIRMATION OF COVENANTS, WARRANTIES AND REPRESENTATIONS. Borrower hereby agrees and covenants that all representations and warranties in the Credit Agreement, including without limitation all of those warranties and representations set forth in Article 9, are true and accurate as of the date hereof. Borrower further reaffirms all covenants in the Credit Agreement, and reaffirm each of the affirmative covenants set forth in Section 10.1, the negative covenants set forth in Section 10.2 and the financial covenants set forth in Section 10.3 thereof, as if fully set forth herein, except to the extent modified by this Eighth Amendment.

      9. CONDITIONS PRECEDENT TO CLOSING OF EIGHTH AMENDMENT. On or prior to the closing of the Eighth Amendment (hereinafter the "Eighth Amendment Closing Date"), each of the following conditions precedent shall have been satisfied:

            (a) PROOF OF CORPORATE AUTHORITY. Agent shall have received from Borrower copies, certified by a duly authorized officer to be true and complete on and as of the Eighth Amendment Closing Date, of records of all action taken by Borrower to authorize (i) the execution and delivery of this Eighth Amendment and all other certificates, documents and instruments to which it is or is to become a party as contemplated or required by this Eighth Amendment, and (ii) its performance of all of its obligations under each of such documents.

            (b) DOCUMENTS. Each of the documents to be executed and delivered at the Eighth Amendment Closing and all other certificates, documents and instruments to be executed in connection herewith shall have been duly and properly authorized, executed and delivered by Borrower and shall be in full force and effect on and as of the Eighth Amendment Closing Date.

            (c) LEGALITY OF TRANSACTIONS. No change in applicable law shall have occurred as a consequence of which it shall have become and continue to be unlawful (i) for Agent and each Lender to perform any of its agreements or obligations under any of the Loan Documents, or (ii) for Borrower to perform any of its agreements or obligations under any of the Loan Documents.

            (d) PERFORMANCE, ETC. Except as set forth herein, Borrower shall have duly and properly performed, complied with and observed each of its covenants, agreements and obligations contained in each of the Loan Documents. Except as set forth herein, no event shall have occurred on or prior to the Eighth Amendment Closing Date, and no condition shall exist on the Eighth Amendment Closing Date, which constitutes a Default or an Event of Default.

            (e) CHANGES; NONE ADVERSE. Since the date of the most recent balance sheets of Borrower delivered to Agent, no changes shall have occurred in the assets, liabilities, financial condition, business, operations or prospects of Borrower which, individually or in the aggregate, are material to Borrower, and Agent shall have completed such review of the status of all current and pending legal issues as Agent shall deem necessary or appropriate.

            (f) CLOSING FEE. Agent, for the pro rata benefit of the Lenders, shall have received a closing fee in the amount of Twenty Thousand and 00/100 Dollars ($20,000.00).

      10. MISCELLANEOUS. (a) Borrower shall reimburse Agent for all fees and disbursements of legal counsel to Agent which shall have been incurred by Agent in connection with the preparation, negotiation, review, execution and delivery of this Eighth Amendment and the handling of any other matters incidental hereto.

             (b) All of the terms, conditions and provisions of the Agreement not herein modified shall remain in full force and effect. In the event a term, condition or provision of the Agreement conflicts with a term, condition or provision of this Eighth Amendment, the latter shall govern.

             (c) This Eighth Amendment shall be governed by and shall be construed and interpreted in accordance with the laws of the State of Ohio.

             (d) This Eighth Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

             (e) This Eighth Amendment may be executed in several counterparts, each of which shall constitute an original, but all which together shall constitute one and the same agreement.

      [Remainder of page intentionally left blank. Signature page follows.]

      IN WITNESS WHEREOF, this Eighth Amendment has been duly executed and delivered by or on behalf of each of the parties as of the day and in the year first above written.

                                      BALDWIN PIANO & ORGAN COMPANY, Borrower



                                      By: /s/ Duane Kimble
                                          --------------------------------
                                      Name: Duane Kimble
                                            ------------------------------
                                      Title: Executive Vice President
                                             -----------------------------



                                      FIFTH THIRD BANK, Agent



                                      By: /s/ Robert C. Ries
                                          --------------------------------
                                      Name: Robert C. Ries
                                            ------------------------------
                                      Title: Vice President
                                             -----------------------------



                                      FIFTH THIRD BANK, Lender



                                      By: /s/ Robert C. Ries
                                          --------------------------------
                                      Name: Robert C. Ries
                                            ------------------------------
                                      Title: Vice President
                                             -----------------------------



                                      BANK ONE, INDIANA, N. A., Lender



                                      By: /s/ Edward C. Hathaway
                                          --------------------------------
                                      Name: Edward C. Hathaway
                                            ------------------------------
                                      Title: First Vice President
                                             -----------------------------

The undersigned, guarantors of the obligations of Baldwin Piano & Organ Company under the Credit Agreement, hereby acknowledge and accept the above Eighth Amendment and the terms and conditions therein.


BALDWIN TRADING COMPANY




By: /s/ Duane Kimble
    --------------------------------
Name: Duane Kimble
      ------------------------------
Title: Executive Vice President
       -----------------------------



BALDWIN PIANO COMPANY (CANADA) LIMITED



By: /s/ Duane Kimble
    --------------------------------
Name: Duane Kimble
      ------------------------------
Title: Executive Vice President
       -----------------------------



THE WURLITZER COMPANY



By: /s/ Duane Kimble
    --------------------------------
Name: Duane Kimble
      ------------------------------
Title: Executive Vice President
       -----------------------------

                                                                      EXHIBIT C



                       FORM OF BORROWING BASE CERTIFICATE
                       ----------------------------------


BALDWIN PIANO & ORGAN COMPANY       Report #                           Today's date
                                            --------------------                   -------------------------
                                                                                   Accounts Reported as of
                                                                                                           ------------------
                                                                                   Inventory Reported as of
                                                                                                            -----------------

-----------------------------------------------------------------------------------------------------------------------------
I.  ELIGIBLE ACCOUNT AVAILABILITY
-----------------------------------------------------------------------------------------------------------------------------
    A.  ELIGIBLE ACCOUNT AVAILABILITY

1.      Accounts                                                                     $
                                                                                      ----------------
        LESS:

2.      From sales of goods and services > 60 Days from
        date of sale, except Biasco                              --------------

3.      Biasco (other than Biasco Special Account),
        Due > 130 Days from date of sale (3/15/99)               --------------

4.       Biasco Special Account (after 3/1/99)                   --------------

5.       Contract Electronics unpaid > 90 Days
         and others > 120 days                                   --------------

6.       Entire Account, if 50% or more unpaid > 90 Days         --------------

7.       Affiliate Accounts                                      --------------

8.       Consignment Receivables > 120 Days                      --------------

9.       Conditional                                             --------------

10.      Non U.S./Canada                                         --------------

11.      Non Reps & Warr. (per section 9.18 of Credit Agreement) --------------

12.      Demonstration/Loan                                      --------------

13.      Progress/Barter/Contra                                  --------------

14.      Personal/family/household                               --------------

15.      Agent Designated Accounts                               --------------

16.      TOTAL INELIGIBLE (sum lines 2 through 15)                                   (            )
                                                                                      ------------

17.      SUBTOTAL                                                                    --------------

18.      LESS: ELIGIBLE ACCOUNT NET AVAILABILITY                                     (            )
         (25% times Line 17)                                                          ------------

19.      TOTAL ELIGIBLE ACCOUNT  AVAILABILITY                                        $
         (Line 17, Less Line 18)                                                      ============

                                                                                                   ---------------
20.      TOTAL CREDIT FOR ELIGIBLE ACCOUNTS
         (Lesser of Line 19, or $8,500,000)                                                        $
                                                                                                   ---------------

------------------------------------------------------------------------------------------------------------------
II.  ELIGIBLE INVENTORY AVAILABILITY

------------------------------------------------------------------------------------------------------------------
     A.  ELIGIBLE INVENTORY AVAILABILITY

21.  INVENTORY (Wholesale Dealer Cost)


         LESS:

22.      Work in Progress                                              (        )

23.      Spare Parts/Shipping and Packaging Materials                  (        )

24.      Defective Inventory                                           (        )

25.      Returned or repossessed                                       (        )

26.      Non U.S./Canada                                               (        )

27.      TOTAL INELIGIBLE INVENTORY:                                                  (        )
         (Sum of Lines 22 through 26)

28.      SUBTOTAL

29.      LESS: NET ELIGIBLE INVENTORY                                                 (        )
         (35% times Line 28)

30.      TOTAL ELIGIBLE INVENTORY AVAILABILITY
         (Line  minus Line 29)

                                                                                               ----------------
31.      TOTAL CREDIT FOR ELIGIBLE INVENTORY
         (THE LESSER OF LINE 30, OR $17,000,000)                                               ----------------

---------------------------------------------------------------------------------------------------------------
III.  ELIGIBLE RAW MATERIALS AVAILABILITY
---------------------------------------------------------------------------------------------------------------

         The Sum of:

32.      Value of Raw Materials/electronic (Baldwin's Cost)

33.      Times 10%                                                    X     .10 = $

34.      PLUS: The Value of all other Raw Materials
         (Baldwin's Cost)

35.      Times 50%                                                    X     .50 = $

36.      TOTAL
                                                                                  =============

                                                                                              -----------------
37.      RAW MATERIALS AVAILABILITY
         (Lesser of Line 35 or $         )
                                ---------                                                     -----------------

---------------------------------------------------------------------------------------------------------------
38.      TOTAL BORROWING BASE AVAILABILITY
         (Sum of Lines 20, 31, and 37)                                                        $
---------------------------------------------------------------------------------------------------------------

39.      Lesser of Line 38 and the Total Credit ($20,000,000)                                 -----------------
         as determined by the Credit Agreement
                                                                                              -----------------


40.      LESS:  Outstanding Standby Letters of Credit                                         -----------------
                                                                                              (               )
                                                                                              -----------------


                                                                                              -----------------
41.      LESS:  Outstanding Revolving Credit Balance                                          (               )
                                                                                              -----------------


---------------------------------------------------------------------------------------------------------------
TOTAL AVAILABILITY TO BORROWERS
  (Sum of Lines 39, 40 and 41)                                                                $
---------------------------------------------------------------------------------------------------------------

      We certify that the foregoing report is true and correct.


                                         BALDWIN PIANO & ORGAN COMPANY


                                         Name:
                                              ----------------------------
                                         Title:
                                               ---------------------------